EXHIBIT 99

Media:
Elizabeth Castro
(312) 240-4567
Investor Relations:
Doug Ruschau
(312) 240-3818

130 E. Randolph Dr.
Chicago, Illinois 60601

For Immediate Release
December 14, 2004

Peoples Energy Announces Revised Fiscal 2004 Results
Account reconciliations result in $0.11 per share revision

CHICAGO - Peoples Energy (NYSE: PGL) today announced that it has revised its previously reported preliminary fiscal 2004 earnings to reflect adjustments to the financial statements of its utility subsidiaries. These adjustments were identified as part of its year-end financial reporting and control processes and reduced operating income for the fourth quarter and fiscal year by $6.9 million ($4.2 million after taxes), or $0.11 per diluted share, from the Company's preliminary financial results that were announced on October 29, 2004. The Company is reporting revised fiscal 2004 operating income of $164.4 million, net income of $81.6 million, or $2.18 per diluted share, and revised fourth quarter operating income (loss) of $(7.8) million, net income (loss) of $(10.3) million, or $(0.27) per diluted share. As described below, routine billing adjustments occurred over the past five years that were not correctly reflected in the financial statements. This revision has no impact on the Company's outlook for fiscal year 2005 operating earnings.

The adjustments were identified as a result of reconciliations between the detailed customer billing records and the general ledger accounting systems of the Company's two gas distribution utilities, Peoples Gas and North Shore Gas. These adjustments were made to bring the utilities' accounting records into agreement with the customer records. They were not the result of any errors in customer bills. Differences between the two systems occurred over the past five years primarily due to certain routine billing adjustments made to detailed customer account records which were not correctly reflected in the utilities' accounting system and resulting financial statements. Process changes and control improvements have been implemented to prevent such differences from re-occurring.

The Company believes that the effects of these differences are not material to Peoples Energy's consolidated results of operations and financial condition for each of the affected years or to the trend of earnings. If the adjustments had been recorded in the years in which the differences occurred, impacts on the Company's consolidated net income would have been 1.5% or less for each of the affected years.

The table below summarizes fourth quarter and fiscal year operating results for Peoples Energy's business segments, reflecting the reconciliation adjustments discussed above.

	Three Months Ended September 30,		Fiscal Year Ended September 30,
Operating Income (Loss) (millions)	2004	2003	2004	2003
Gas Distribution	$(7.0)[1]	$(3.2)	$135.0[1]	$174.4
Oil and Gas Production	10.3	8.0	41.5	31.8
Power Generation	12.3	12.0	11.4	11.3
Midstream Services	3.6	3.7	11.2	13.5
Retail Energy Services	(2.0)	(1.6)	6.8	3.5
Corporate & Other	(25.0)[2]	(8.7)	(41.6)[2]	(25.0)
Total Operating Income (Loss) (GAAP)	$(7.8)	$10.2	$164.4	$209.5

Add: Restructuring charge	17.0	0.0	17.0	0.0
Ongoing Operating Income (Non-GAAP)	$9.2	$10.2	$181.4	$209.5

Net Income (Loss) (millions) (GAAP)	$(10.3)	$1.4	$81.6	$103.9
Ongoing Net Income (Loss) (millions) (Non-GAAP)	$(0.1)	$1.4	$91.8	$103.9

Net Income (Loss) per diluted share (GAAP)	$(0.27)	$0.04	$2.18	$2.87
Ongoing Net Income per diluted share (Non-GAAP)	$0.00	$0.04	$2.45	$2.87

1 Includes the $6.9 million reconciliation adjustment discussed above
2 Includes the $17 million restructuring charge discussed below

As noted in the Company's October 29, 2004, announcement, fiscal 2004 results also included a fourth-quarter charge of $17 million ($0.27 per share after taxes) for expenses related to the Company's restructuring of its utility and corporate support areas. Management believes that ongoing net income (non-GAAP) and ongoing operating income (non-GAAP), which exclude this charge, are useful for year over year comparisons since restructuring related charges of this magnitude are infrequent and affect the comparability of ongoing operating results. Ongoing net income and ongoing operating income are used internally to measure performance against budget and in reports for management and the board of directors.

Peoples Energy, a member of the S&P 500, is a diversified energy company comprised of five primary business segments: Gas Distribution, Oil and Gas Production, Midstream Services, Retail Energy Services, and Power Generation. The Gas Distribution business serves about 1 million retail customers in Chicago and northeastern Illinois. Visit the Peoples Energy web site at PeoplesEnergy.com.

Forward-Looking Information. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Generally, the words "may", "could", "project", "believe", "anticipate", "estimate", "plan", "forecast", "will be", and similar words identify forward-looking statements. Actual results could differ materially from such expectations because of many uncertainties, including, but not limited to: adverse decisions in proceedings before the Illinois Commerce Commission concerning the prudence review of the utility subsidiaries' gas purchases; the future health of the United States and Illinois economies; the timing and extent of changes in interest rates and energy commodity prices, including but not limited to the effect of gas prices on cost of gas supplies, accounts receivable and the provision for uncollectible accounts, interest expense and earnings from the oil and gas production segment; adverse resolution of material litigation; effectiveness of the Company's risk management policies and the creditworthiness of customers and counterparties; regulatory developments in the United States, Illinois and other states where the Company does business; changes in the nature of the Company's competition resulting from industry consolidation, legislative change, regulatory change and other factors, as well as action taken by particular competitors; operational factors affecting the Company's gas distribution, power generation and oil and gas production segments; Aquila Inc.'s financial ability to perform under its power sales agreements with Elwood Energy LLC; drilling risks and the inherent uncertainty of oil and gas reserve estimates; weather related energy demand; the Company's ability to replace through new hires and outsourcing certain open salaried positions resulting from the voluntary severance offer made in connection with the recent management restructuring; and terrorist activities. Also, projections to future periods of the effectiveness of internal control over financial reporting are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. Some of the uncertainties that may affect future results are discussed in more detail in Peoples Energy's most recent Form 10-K filed with the SEC under Item 1 - Business and Item 7 - Management's Discussion and Analysis, as such information may be updated by subsequent filings under the Securities Exchange Act of 1934. All forward-looking statements included in this press release are based upon information presently available, and Peoples Energy assumes no obligation to update any forward-looking statements.

(Financial Tables Follow)

# # # #

						Revised
PEOPLES ENERGY CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)

Financial Data
				Three Months Ended September 30,
(In Thousands, Except Per-Share Amounts)				2004		2003

Revenues				$327,157		$287,302

Equity Investment Income				$13,732		$13,793

Operating Income (Loss)				($7,826)		$10,246

Net Income (Loss)				($10,314)		$1,439

Earnings (Loss) Per Share - Basic				($0.27)		$0.04

Earnings (Loss) Per Share - Diluted				($0.27)		$0.04

Average Shares Outstanding - Basic				37,648		36,663

Average Shares Outstanding - Diluted				37,799		36,842

				Fiscal Year Ended September 30,
(In Thousands, Except Per-Share Amounts)				2004		2003

Revenues				$2,260,199		$2,138,394

Equity Investment Income				$19,842		$17,337

Operating Income				$164,351		$209,514

Net Income				$81,564		$103,934

Earnings Per Share - Basic				$2.19		$2.88

Earnings Per Share - Diluted				$2.18		$2.87

Average Shares Outstanding - Basic				37,318		36,054

Average Shares Outstanding - Diluted				37,490		36,196

Reconciliation of 2004 GAAP and Non-GAAP Earnings

For the periods ended September 30, 2004:	Three Months			Fiscal Year
(In Thousands, Except Per-Share Amounts)			Ongoing			Ongoing
		Restructuring	(Non-		Restructuring	(Non-
	GAAP	Charge	GAAP)	GAAP	Charge	GAAP)
Operating Income (Loss)	($7,826)	$17,000	$9,174	$164,351	$17,000	$181,351
Net Income (Loss)	($10,314)	$10,243	($71)	$81,564	$10,243	$91,807
Earnings (Loss) Per Share - Diluted	($0.27)	$0.27	$0.00	$2.18	$0.27	$2.45

Common Stock Data
				September 30,
				2004		2003
Annualized dividend rate				$2.16		$2.12
Dividend yield				5.2%		5.1%
Book value per share				$23.06		$23.11
Market price				$41.68		$41.38
Market price as a percent of book value				181%		179%

Peoples Energy Corporation				Revised

Summary of Selected Operating Data (Unaudited)

	Three Months Ended		Fiscal Year Ended
	September 30,		September 30,
	2004	2003	2004	2003

Gas Distribution Margin (in thousands)
Total Gas Distribution revenues	$ 150,454	$ 152,621	$ 1,494,464	$1,512,444
Less: Gas costs	68,762	64,487	868,518	847,878
Gross margin (1)	81,692	88,134	625,946	664,566
Less: Revenue taxes (2)	13,293	15,115	138,841	136,939
Environmental costs recovered	2,242	1,219	17,384	21,338
Net margin (1) (2)	$ 66,157	$ 71,800	$ 469,721	$ 506,289

Gas Distribution Deliveries (MDth)
Gas sales
- Residential	7,667	8,163	116,939	128,521
- Commercial	1,706	2,110	20,303	21,555
- Industrial	296	270	3,597	4,148
Transportation	11,101	11,686	88,463	94,032
Total Gas Distribution Deliveries	20,770	22,229	229,302	248,256

Weather
Heating degree days - actual	89	117	6,091	6,684
Heating degree days - percent colder (warmer) than normal	(25.8%)	(2.5%)	(5.2%)	4.0%

Number of Gas Distribution Customers (average)
Gas sales
- Residential	884,415	889,628	892,846	901,402
- Commercial	45,827	44,313	45,635	44,800
- Industrial	2,868	2,857	2,893	2,901
Transportation	23,865	25,007	24,410	25,996
Total Gas Distribution Customers	956,975	961,805	965,784	975,099

Retail Energy Gas and Electric Customers (at September 30)			26,645	20,544

Employees (at September 30) (3)
Gas Distribution			1,846	1,844
Diversified Businesses			129	124
Corporate Support			395	428
Total Employees			2,370	2,396

Megawatt Capacity (at September 30)			805	805

(1) As used above, net margin is not a financial measure computed under GAAP. Gross margin is the GAAP measure most closely related to net margin. Management believes net margin to be useful in understanding the Gas Distribution segment's operations because the utility subsidiaries are allowed, under their tariffs, to recover gas costs, revenue taxes and environmental costs from their customers on a dollar-for-dollar basis.

(2) Current year periods for the three month and twelve months ending September 30, 2004, include a reduction of $1.0 million in municipal and state revenue tax accruals. Prior year periods for the three and twelve months ended September 30, 2003, include a reduction of $0.2 million and $10.0 million, respectively, in municipal and state revenue tax accruals.

(3) Excludes reductions due to restructuring which became effective October 1, 2004.

Peoples Energy Corporation				Revised

Summary of Selected Operating Data (Unaudited) (continued)

	Three Months Ended		Fiscal Year Ended
	September 30,		September 30,
	2004	2003	2004	2003

Oil and Gas Production
Average daily production:
Gas (MMCFD)	64.3	63.2	67.0	62.7
Oil (MBD)	1.5	1.5	1.5	1.3
Gas equivalent (MMCFED)	73.5	72.4	76.1	70.7

Average index price:
Gas ($/MMBTU) - Henry Hub	$ 5.75	$ 4.97	$ 5.51	$ 5.24
Oil ($/BBL)	$ 43.88	$ 30.20	$ 37.13	$ 30.28

Average hedge price:
Gas ($/MMBTU)	$ 4.75	$ 3.99	$ 4.66	$ 3.98
Oil ($/BBL)	$ 26.60	$ 21.25	$ 26.39	$ 20.82

Percentage hedged:
Gas	104%	75%	94%	77%
Oil	80%	47%	77%	56%

Net realized price:
Gas ($/MCF)	$ 4.37	$ 4.28	$ 4.44	$ 4.16
Oil ($/BBL)	$ 28.55	$ 23.79	$ 26.85	$ 22.90
Gas Equivalent (MCFE)	$ 4.41	$ 4.24	$ 4.44	$ 4.12

Oil & Gas Production -- FY 2005 Hedge Position
	Volume Hedged (MMBTU)/(MBO)		Wtd. Avg. Prices ($MMBTU)/($BBL)

Gas (1)
Swaps (40%)	9,157,750		$4.26
Collars (60%)	13,779,750		$4.55 - $5.43
	22,937,500 (2)		$4.44 - $4.97
Oil (1)
Swaps	442 (3)		$27.98

(1) As of October 27, 2004.
(2) Approximately 80% assuming a 10% increase in production versus 2004.
(3) Approximately 70% assuming a 10% increase in production versus 2004.

Peoples Energy Corporation				Revised

Consolidated Statements of Income (Unaudited)

	Three Months Ended		Fiscal Year Ended
	September 30,		September 30,
(In Thousands, Except Per-Share Amounts)	2004	2003	2004	2003

Revenues	$ 327,157	$287,302	$2,260,199	$2,138,394

Operating Expenses:
Cost of energy sold	207,581	163,194	1,467,777	1,329,023
Operation and maintenance, excluding restructuring charge	74,172	76,922	344,278	338,491
Restructuring charge	17,000	-	17,000	-
Depreciation, depletion and amortization	29,505	28,690	119,145	111,825
Taxes, other than income taxes	21,529	22,382	170,037	167,217
Gains on property sales	(1,072)	(339)	(2,547)	(339)
Total Operating Expenses	348,715	290,849	2,115,690	1,946,217

Equity investment income	13,732	13,793	19,842	17,337

Operating Income (Loss)	(7,826)	10,246	164,351	209,514

Other income and expense - net	1,172	1,292	3,472	3,043

Interest expense	12,005	12,065	48,426	49,441

Income (Loss) Before Income Taxes	(18,659)	(527)	119,397	163,116

Income tax expense (benefit)	(8,345)	(1,966)	37,833	59,182

Net Income (Loss)	$(10,314)	$ 1,439	$ 81,564	$ 103,934

Average Shares of Common Stock Outstanding
Basic	37,648	36,663	37,318	36,054
Diluted	37,799	36,842	37,490	36,196
Earnings (Loss) Per Share of Common Stock
Basic	$ (0.27)	$ 0.04	$ 2.19	$ 2.88
Diluted	$ (0.27)	$ 0.04	$ 2.18	$ 2.87

Peoples Energy Corporation		Revised

Consolidated Balance Sheets (Unaudited)

	September 30,	September 30,
(In Thousands)	2004	2003

Assets
Capital Investments:
Property, plant and equipment	$ 3,124,287	$ 2,961,956
Less - Accumulated depreciation, depletion
and amortization	1,220,102	1,123,783
Net property, plant and equipment	1,904,185	1,838,173
Investments in equity investees	135,819	142,142
Other investments	23,921	21,768

Total Capital Investments - Net	2,063,925	2,002,083

Customer Accounts Receivable - net of reserves	190,379	216,041
Other Current Assets	361,982	274,103
Other Assets	478,504	436,311

Total Assets	$ 3,094,790	$ 2,928,538

Capitalization and Liabilities
Common Stockholders' Equity:
Common stock	$ 387,845	$ 346,545
Treasury stock	(6,677)	(6,760)
Retained earnings	554,222	549,969
Accumulated other comprehensive income (loss)	(65,307)	(41,755)

Total Common Stockholders' Equity	870,083	847,999
Long-Term Debt	897,377	744,345

Total Capitalization	1,767,460	1,592,344

Current Liabilities
Commercial paper	55,625	55,949
Short-term debt	-	152,000
Other	480,491	392,625
Total Current Liabilities	536,116	600,574

Deferred Credits and Other Liabilities	791,214	735,620

Total Capitalization and Liabilities	$ 3,094,790	$ 2,928,538

							Revised
Peoples Energy Corporation

Business Segments (Unaudited)
					Retail
	Gas	Oil and Gas	Power	Midstream	Energy		Corporate and
(In Thousands)	Distribution	Production	Generation	Services	Services	Other	Adjustments	Total
Three Months Ended September 30, 2004
Revenues	$ 150,453	$ 29,862	$ -	$ 104,993	$ 52,801	$ (32)	$ (10,920)	$ 327,157
Depreciation, depletion and amortization	17,497	11,245	32	113	442	3	173	29,505
Equity investment income	-	609	12,898	-	-	225	-	13,732
Operating income (loss)	(6,993)	10,250	12,308	3,601	(1,982)	32	(25,042)	(7,826)
Three Months Ended September 30, 2003
Revenues	$ 152,621	$ 28,237	$ -	$ 73,332	$ 39,173	$ 54	$ (6,115)	$ 287,302
Depreciation, depletion and amortization	17,413	10,698	32	109	411	4	23	28,690
Equity investment income	-	455	13,115	-	-	223	-	13,793
Operating income (loss)	(3,221)	8,013	11,996	3,693	(1,601)	(147)	(8,487)	10,246
Fiscal Year Ended September 30, 2004
Revenues	$1,494,464	$ 123,777	$ -	$ 362,853	$ 323,428	$ 257	$ (44,580)	$2,260,199
Depreciation, depletion and amortization	68,939	47,338	127	448	1,767	15	511	119,145
Equity investment income	-	3,729	15,481	-	-	632	-	19,842
Operating income (loss)	135,018	41,537	11,353	11,243	6,820	143	(41,763)	164,351
Fiscal Year Ended September 30, 2003
Revenues	$1,512,444	$ 106,359	$ -	$ 306,833	$ 251,108	$ 195	$ (38,545)	$2,138,394
Depreciation, depletion and amortization	67,580	41,935	127	429	1,645	17	92	111,825
Equity investment income	-	509	15,805	-	-	1,023	-	17,337
Operating income (loss)	174,382	31,853	11,256	13,521	3,499	(134)	(24,863)	209,514